17-Other Revenues	12 Months Ended
Dec. 31, 2011
17-Other Revenues [Text Block]
17—OTHER REVENUES

Other revenues consist of the following:
	2011	2010	2009
Royalties	-	-	-
Grants and others	20	506	46
Total	20	506	46

In 2011, other revenues consist of  €20 thousand due to the sale of a license.

In 2010, other revenues consist mainly of €500 thousand of French Government grant as part of a small businesses aid program

In 2009, other revenues were mainly comprised of training and consulting services.